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                                                                    EXHIBIT 23.2

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

     As independent public accountants, we hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of Soligen Technologies, Inc. of our report dated June 28, 1999 included in Soligen Technologies, Inc.'s Annual Report on Form 10-KSB for the year ended March 31, 1999.

Arthur Andersen, LLP
Los Angeles, California

September 25, 2000

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